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                                                             EXHIBIT (24)



                             THE GORMAN-RUPP COMPANY

                          CERTIFICATE OF THE SECRETARY


     The undersigned hereby certifies that he is the duly elected, qualified and acting Corporate Secretary of The Gorman-Rupp Company, an Ohio corporation (the "Company"), and that the following resolutions were duly adopted by the Company's Board of Directors at a duly noticed and called meeting held on January 23, 1997 at which a quorum was present and acting throughout, which resolutions have not been amended, rescinded or modified and are in full force and effect on the date hereof.

     RESOLVED, that the officers of the Company, and each of them, hereby are authorized, for and on behalf of the Company, to prepare, sign and file, or cause to be prepared, signed and filed, with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, the Company's 1997 Annual Report on Form 10-K, and any and all amendments thereto, and to do or cause to be done all things necessary or advisable in connection therewith.

     FURTHER RESOLVED, that John A. Walter, Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them, hereby are appointed attorneys for the Company, with full power of substitution, for and in the name, place and stead of the Company, to sign and file the Company's 1997 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with full power and authority to do and perform any and all acts necessary or advisable.

     FURTHER RESOLVED, that the officers of the Company and each of them, hereby are authorized, for and on behalf of the Company, to execute a power of attorney evidencing the foregoing appointments.

     IN WITNESS WHEREOF, I have hereunto signed this Certificate as of the 27th day of March, 1998.



                                              /s/ ROBERT E. KIRKENDALL
                                              ------------------------------
                                              Robert E. Kirkendall
                                              Corporate Secretary






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                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY
                                -----------------


         The undersigned, The Gorman-Rupp Company (the "Company"), by the undersigned officer of the Company hereunto duly authorized, hereby appoints John A. Walter, Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them, as attorneys for the Company with full power of substitution, for and in its name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 1997 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

       Executed this 27th day of March 1998.


                                       THE GORMAN-RUPP COMPANY



                                       BY: /s/ ROBERT E. KIRKENDALL
                                           -----------------------------
                                               Robert E. Kirkendall
                                               Corporate Secretary















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                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

The undersigned Officers and Directors of The Gorman-Rupp Company (the "Company") hereby appoint John A. Walter, Jeffrey S. Gorman, Robert E. Kirkendall, and Anthony R. Moore, and each of them, as attorneys for each of the undersigned, with full power of substitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 1997 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed this 30th day of January 1998.



/s/ JOHN A. WALTER                       President, Principal Executive Officer
------------------------                 and Director
John A. Walter



/s/ KENNETH E. DUDLEY                    Treasurer and Principal Financial
------------------------                 and Accounting Officer
Kenneth E. Dudley



/s/ JAMES C. GORMAN                      Director
------------------------
James C. Gorman



/s/ WILLIAM A. CALHOUN                   Director
------------------------
William A. Calhoun



/s/ JEFFREY S. GORMAN                    Director
------------------------
Jeffrey S. Gorman



/s/ THOMAS E. HOAGLIN                    Director
------------------------
Thomas E. Hoaglin



/s/ PETER B. LAKE                        Director
------------------------
Peter B. Lake



/s/ JAMES R. WATSON                      Director
------------------------
James R. Watson

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